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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 18, 2006


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 18, 2006, the Board of Directors of American International Group, Inc. (AIG) elected Fred H. Langhammer and Robert B. Willumstad Directors. Mr. Willumstad will serve on the Finance Committee and additional committee assignments for both new directors will be determined at a later date. A copy of the press release announcing the election of Messrs. Langhammer and Willumstad is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, on January 18, 2006, Donald P. Kanak, Executive Vice Chairman and Chief Operating Officer, gave a notice of the termination of his employment with AIG for Good Reason pursuant to section 9(c) of his Employment Agreement with AIG. Mr. Kanak's Employment Agreement is filed as an exhibit to AIG's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005. Mr. Kanak resigned as a director of AIG effective as of January 18, 2006. AIG has issued a press release announcing Mr. Kanak's resignation, a copy of which is attached as
Exhibit 99.2 to this Current Report on Form 8-K. A copy of Mr. Kanak's notice of termination is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits

      Exhibit 99.1 Press Release of American International Group, Inc. dated January 18, 2006.

      Exhibit 99.2 Press Release of American International Group, Inc. dated January 18, 2006.

      Exhibit 99.3    Notice of Termination.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: January 18, 2006                 By /s/ KATHLEEN E. SHANNON
                                       ------------------------------------
                                       Name:  Kathleen E. Shannon
                                       Title: Senior Vice President
                                              and Secretary